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                                                                   EXHIBIT 10.8

                SECOND AMENDMENT TO COMMERCIAL PROMISSORY NOTE

         THIS SECOND AMENDMENT TO RENEWAL COMMERCIAL PROMISSORY NOTE (herein "Second Amendment") is made and entered into as of this 7th day of March, 2000 by and between INTELLIGENT SYSTEMS CORPORATION, a Georgia corporation (herein "Borrower"), and FIDELITY NATIONAL BANK, a national bank (herein "Lender").

                                  WITNESSETH:

         WHEREAS, on July 2, 1999, Lender extended a $1,000,000.00 line of credit loan (herein the "Loan") in favor of Borrower as evidenced by that certain Commercial Promissory Note in the face principal amount of $1,000,000.00 executed by Borrower in favor of Lender dated July 2, 1999 (herein the "Note");

         WHEREAS, Borrower previously requested and Lender agreed to extend an additional $600,000.00 under the terms of the Loan, and, in evidence thereof, Borrower and Lender entered into that certain First Amendment to Commercial Promissory Note dated October 13, 1999, increasing the face amount of the Note from $1,000,000 to $1,600,000 (all references to the terms "Loan" and "Note" shall be as amended by the aforesaid First Amendment to Commercial Promissory
Note);

         WHEREAS, in accordance with the terms of the Note, Borrower paid to Lender $1,000,000 in principal in order to reduce the principal balance of the Loan and the Note from $1,600,000 to $600,000;

         WHEREAS, Borrower has requested and Lender has agreed to increase the amount available under the terms of the Loan and the Note from $600,000 to $1,000,000, and the parties mutually desire to modify the terms and provisions of the Note as hereinafter provided.

         NOW, THEREFORE, for and in consideration of Ten Dollars ($10.00) and other good valuable consideration, the receipt, adequacy, and sufficiency which are hereby acknowledged, the parties hereby agree as follows:

         1. Recitals. The foregoing recitals are true and correct and are incorporated herein by this reference.

         2. Capitalized Terms. All capitalized terms contained in this Second Amendment shall have the same meaning afforded to them in the Note.


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         3. Specific Modifications of the Note. The parties hereby agree to make the following specific modifications to the Note:

         a. The face principal amount of the Note is hereby amended to $1,000,000.00, and all references to the amount "$1,600,000.00" in the Note shall hereinafter refer to "$1,000,000.00."

         b. The maturity date of the Note is hereby extended from June 30, 2000 to May 1, 2001, and all references to the term "June 30, 2000" in the Note shall hereinafter refer to the date "May 1, 2001".

         c. The amount of "$600,000" referred to in paragraph 4 of the Rider to the Note (as added by the aforesaid First Amendment to Commercial Promissory Note) shall hereinafter refer to "$1,000,000".

         4. No Impairment. Borrower agrees that the terms and provisions hereof shall in no manner impair, limit, restrict or otherwise effect the obligations of Borrower to Lender as evidenced by the Note, except as modified hereby.

         5. No Defenses. Borrower acknowledges that it has no offsets, claims, counterclaims or defenses against Lender or under any of their obligations contained in the Note, and to the extent any such offsets, claims, counterclaims or defenses exist, the same are hereby waived by Borrower.

         6. Ratification. Except as amended hereby, each and every term and provision of the Note is hereby ratified and affirmed by the Borrower and shall remain in full force and effect.

         7. Effect of Amendment. In signing this Second Amendment, the parties hereto expressly certify and covenant that they have carefully read all provisions contained herein, have had an opportunity to consult with legal counsel of their choosing and to consider the ramifications and terms of this Second Amendment, and they have voluntarily signed this Second Amendment with the understanding that it will be final and binding as to their interests and they have had a sufficient opportunity to review the Second Amendment and consult with counsel of their choice prior to making such decision to execute this Second Amendment. The parties hereby represent and warrant that this Second Amendment is executed without reliance on any statement or representation of the other, except as expressly set forth in the within and foregoing Second Amendment, and this Second Amendment constitutes the entire Second Amendment between the parties hereto and that no promise or inducement or


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consideration, other than that expressed in the within and foregoing Second
Amendment, has been offered or accepted and all such prior inducements or considerations are deemed merged herein.

         8. Novation. It is the intention of the parties hereto that the execution and delivery of this Second Amendment shall in no way constitute a novation of the debt evidenced by the Note.

         IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment under seal as of the day and year first above written.

                                        BORROWER:

                                        INTELLIGENT SYSTEMS CORPORATION, a
                                        Georgia corporation

                                        By:  /s/
                                           ------------------------------------

                                             Title:   Pres.
                                                   ----------------------------

                                        Attest:    /s/
                                               --------------------------------


                                             Title:   VP/CFO
                                                   ----------------------------

                                                      [CORPORATE SEAL]

                                        LENDER:

                                        FIDELITY NATIONAL BANK, a national bank


                                        By:   /s/
                                           ------------------------------------

                                             Title:   Sr. Vice Pres.
                                                   ----------------------------

                                                      [BANK SEAL]

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